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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 1996 appearing on page 14 of Microsemi Corporation's Annual Report on Form 10-K for the year ended September 29, 1996.

/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP
Costa Mesa, California
March 21, 1997